CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Salomon Brothers Series Funds Inc: Salomon Brothers High Yield Bond Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                   Chief Administrative Officer
Salomon Brothers Series Funds Inc:        Salomon Brothers Series Funds Inc:
Salomon Brothers High Yield Bond Fund     Salomon Brothers High Yield Bond Fund


/s/ R. Jay Gerken                         /s/ Andrew B. Shoup
--------------------------------------    --------------------------------------
R. Jay Gerken                             Andrew B. Shoup
Date: March 10, 2004                      Date: March 10, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Salomon Brothers Series Funds Inc: Salomon Brothers Short/Intermediate U.S. Government Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                   Chief Administrative Officer
Salomon Brothers Series Funds Inc:        Salomon Brothers Series Funds Inc:
Salomon Brothers Short/Intermediate       Salomon Brothers Short/Intermediate
U.S. Government Fund                      U.S. Government Fund



/s/ R. Jay Gerken                         /s/ Andrew B. Shoup
--------------------------------------    --------------------------------------
R. Jay Gerken                             Andrew B. Shoup
Date: March 10, 2004                      Date: March 10, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                 CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Salomon Brothers Series Funds Inc: Salomon Brothers Strategic Bond Fund (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                   Chief Administrative Officer
Salomon Brothers Series Funds Inc:        Salomon Brothers Series Funds Inc:
Salomon Brothers Strategic Bond Fund      Salomon Brothers Strategic Bond Fund


/s/ R. Jay Gerken                         /s/ Andrew B. Shoup
--------------------------------------    --------------------------------------
R. Jay Gerken                             Andrew B. Shoup
Date: March 10, 2004                      Date: March 10, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.